UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):    August 14, 2006

Merge Technologies Incorporated

(Exact Name of Registrant as Specified in Charter)

Wisconsin	0-29486	39-1600938
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

6737 West Washington Street, Suite 2250, Milwaukee, Wisconsin		53214
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code (414) 977-4000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On August 14, 2006, Merge Technologies Incorporated (the “Registrant”) received a written notification from the staff of The Nasdaq Stock Market stating that the Registrant’s failure to timely file its Quarterly Report on Form 10-Q for the quarter ended June 30, 2006, as required by NASD Marketplace Rule 4310(c)(14), would serve as an additional basis for delisting the Registrant’s common stock from The Nasdaq Stock Market.  The written notification further provides that the NASDAQ Listing Qualifications Panel will consider this matter in rendering its determination regarding the Registrant’s continued listing on the NASDAQ Global Market.

This notification is in addition to the previously disclosed written notification from the staff received on May 16, 2006, stating that the Registrant was not in compliance with NASD Marketplace Rule 4310(c)(14) because the Registrant did not timely file its Quarterly Report on Form 10-Q for the quarter ended March 31, 2006, and the written notification from the staff received on March 20, 2006, stating that the Registrant was not in compliance with NASD Marketplace Rule 4310(c)(14) because the Registrant did not timely file its Annual Report on Form 10-K for the year ended December 31, 2005, and that the Registrant’s common stock was, therefore, subject to delisting from the NASDAQ Global Market.

On July 11, 2006, the Registrant disclosed that it had received a written notification from the NASDAQ Listing Qualifications Panel stating that the panel determined to continue the listing of the Registrant’s common stock on the NASDAQ Global Market, subject to the Registrant’s filing its Annual Report on Form 10-K for the fiscal year ended December 31, 2005, its Form 10-Q for the quarter ended March 31, 2006 and all required restatements by no later than August 29, 2006. The Registrant will also need to file its Form 10-Q for the quarter ended June 30, 2006 by that date to regain compliance with the NASDAQ listing standards.  As previously disclosed, the Registrant is working to make all of the necessary filings, including its Form 10-Q for the quarter ended June 30, 2006, by the August 29, 2006 deadline.

A copy of the Registrant’s press release with respect to this matter is attached hereto as Exhibit 99.1, and the information contained therein is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description of Exhibits

99.1	Press Release of the Registrant dated August 16, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MERGE TECHNOLOGIES INCORPORATED

By:	/s/ Steven M. Oreskovich
Steven M. Oreskovich
Chief Accounting Officer, interim principal financial officer

Dated: August 16, 2006

Exhibit Index

Exhibit Number	Description of Exhibits

99.1	Press Release of the Registrant dated August 16, 2006.